Exhibit 99.3 Unaudited Interim Financial Statements of Alpha Technologies Services, Inc.

Alpha Technologies Services, Inc. Consolidated Condensed Balance Sheets (Unaudited) September 30, December 31, 2018 2017 ASSETS Current Assets: Cash and Cash Equivalents $ 1,815,267 $ 1,873,864 Accounts Receivable, Net 65,612,681 59,281,885 Unbilled Receivable 10,803,757 5,112,715 Inventory, Net 19,837,472 14,692,147 Income Taxes Receivable - 535,760 Prepaid Expenses and Other Current Assets 2,939,020 3,752,711 Total Current Assets 101,008,197 85,249,082 Property and Equipment, Net 7,037,644 7,091,464 Goodwill 7,121,642 8,324,387 Intangible Assets, Net 128,805 136,356 Deferred Income Taxes 367,000 367,000 Other Assets 63,691 - Investments 13,310 2,195,731 Total Assets 115,740,289 103,364,020 LIABILITIES AND STOCKHOLDER’S EQUITY Current Liabilities: Checks Issued in Excess of Bank Balance $ - $ 950,032 Line of Credit - 771,819 Accounts Payable and Accrued Liabilities 65,768,200 40,046,544 Accrued Compensation and Benefits 3,492,730 3,697,152 Deferred Revenue 2,056,549 2,435,982 Income Taxes Payable 1,186,147 203,529 Other Liabilities 303,731 22,119,222 Long Term Debt, Current Portion 15,581,207 4,641,430 Total Current Liabilities 88,388,564 74,865,710 Long-term Debt, less current portion 5,021,277 14,289,681 Deferred Rent, less current portion - 101,288 Total Liabilities 93,409,841 89,256,679 Total Stockholder’s Equity 22,330,448 14,107,341 Total Liabilities and Stockholder’s Equity $ 115,740,289 $ 103,364,020 2

Alpha Technologies Services, Inc. Consolidated Condensed Statements of Income and Comprehensive Income (Unaudited) Nine Months Ended Nine Months Ended September 30, 2018 September 30, 2017 Revenue, net $ 248,414,708 $ 189,323,813 Cost of Revenue 170,043,397 133,135,100 Gross Profit 78,371,311 56,188,713 Selling, General and Administrative Expenses 65,519,231 50,759,452 Amortization of Intangible Assets 1,215,248 1,210,963 Operating Income 11,636,832 4,218,298 Interest Expense 831,335 857,577 Other Income, net (199,659) (576,547) Income before Income Taxes 11,005,156 3,937,268 Provision for Income Taxes 2,782,049 1,557,224 Net Income attributable to Alpha Technologies Services Inc. $ 8,223,107 $ 2,380,044 Foreign Currency Translation Loss 44,453 - Total Consolidated Statements of Income and Comprehensive Income $ 8,178,654 $ 2,380,044 3

Alpha Technologies Services, Inc. Consolidated Condensed Statements of Cash Flows (Unaudited) Nine Months Ended Nine Months Ended September 30, 2018 September 30, 2017 Cash Flows from Operating Activities Net Income $ 8,223,107 $ 2,380,044 Depreciation and Amortization 744,950 611,490 Intangibles Amortization 1,215,248 1,210,963 Gain on Sale of Investment (Note 1) (1,418,637) - (Increase)/Decrease in Assets and Liabilities Accounts Receivable (8,247,806) (7,416,162) Unbilled Receivable (3,674,862) 2,644,147 Inventory (5,301,988) (3,829,285) Income Tax Receivable/Payable 2,686,455 1,367,513 Prepaid Expenses and Other Current Assets (569,249) (881,007) Other Assets (21,870) 3,467 Accounts Payable & Accrued Liabilities 4,149,540 936,907 Accrued Compensation and Benefits (336,149) (546,502) Deferred Revenue (379,433) 88,624 Other Liabilities (4,125) 33,656 Net Cash Used in Operating Activities (2,934,819) (3,396,145) Cash Flows from Investing Activities Sale/(Purchase) of Investment (Note 1) 3,601,058 (1,326,499) Purchases of Property and Equipment (691,135) (1,618,733) Net Cash Provided by/(Used in) Investing Activities 2,909,923 (2,945,232) Cash Flows from Financing Activities Repayment of Line of Credit (771,819) (1,016,619) Checks Issued in Excess of Bank Balance (950,032) 1,811,135 Net Borrowings of Long Term Debt 1,732,594 4,703,310 Net Cash Provided by Financing Activities 10,743 5,497,826 Effects of Exchange Rate Changes on Cash and Cash Equivalents (44,444) 120,189 Net Decrease in Cash and Cash Equivalents (58,597) (723,362) Beginning Cash and Cash Equivalents Balance 1,873,864 2,083,157 Ending Cash and Cash Equivalents Balance $ 1,815,267 $ 1,359,795 4

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 1 - OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES OPERATIONS Alpha Technologies Services, Inc. specializes in offering engineering, furnishing and installation (EF&I), preventative maintenance, and equipment repair/refurbishment services as well as battery distribution to its customers. Alpha Energy is a division of the company. Alpha Energy is an integrator of Photovoltaic and other distributed generation power systems for residential, small commercial and institutional applications. Alpha Energy may also construct solar power systems for the future sale of alternative energy to customers. Outback Power Technologies, Inc. develops power conversion solutions that provide reliable electric power for renewable energy, backup and mobile applications. Alpha Alternative Energy, Inc. provides engineering, procurement, and construction (EPC) as well as operations and maintenance (O&M) services to developers and operators of photovoltaic (PV) power generation systems. Coppervale Enterprises, Inc. provides energy-related business intelligence, delivered through financial, energy and environmental auditing and analytics. The work is performed under contracts with a fixed price or cost plus a profit sharing fee with a guaranteed maximum. Alpha Broadband Services, Inc. is a customer service organization that was created to provide onsite power services including power system installation, preventative maintenance and technical support to customers. Alpha Tech Energy Solutions India Pvt. Ltd. develops off-grid and grid-interactive power solutions for a more efficient transfer of energy from solar power sources and provides first-in-kind solutions for expanding solar capabilities. Alpha Technologies Pty. Ltd. provides end to end sales, service and support to customers for a complete range of integrated powering solutions. Alpha Innovations lndustria E Comercio De Produtos Electronicos Ltda. (Alpha Innovations Pty. Ltd.) provides manufacturing and technical support for Alpha products in the industrial and telecommunications field. Alpha Innovations Mexico S. de R.L. de C.V. (Alpha Innovations Mexico) provides end to end sales, service and support to customers for a complete range of integrated powering solutions. The companies operate throughout the United States, as well as provide services to entities in foreign markets.

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements PRINCIPLES OF CONSOLIDATION The accompanying consolidated financial statements include the accounts of Alpha Technologies Services, Inc., its wholly owned subsidiaries Outback Power Technologies, Inc. Alpha Alternative Energy, Inc., Coppervale Enterprises, Inc., Alpha Broadband Services, Inc., Alpha Tech Energy Solutions India Pvt. Ltd., Alpha Technologies Pty. Ltd., Alpha Innovations Pty. Ltd. Alpha Innovations Mexico S. de R.L. de C.V. (collectively "the company"). Intercompany accounts and transactions have been eliminated in consolidation. USE OF ESTIMATES The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. CONCENTRATIONS OF CREDIT RISK The company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Additionally, the company maintains money market accounts which are not insured. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk on cash. The company grants credit to its customers, some of which are located in foreign markets. Such receivables are generally unsecured. CASH MANAGEMENT The company reduces its cash balance when checks are disbursed. Due to the time delay in checks clearing the bank, the company may maintain a negative cash balance on its books, which is reported as a liability in the accompanying financial statements. Checks issued in excess of bank balance includes $0 of checks not yet presented for payment drawn in excess of cash balances at September 30, 2018. INVENTORY The company adopted the provisions of FASB ASU 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory. The provisions of ASU 2015-11 require inventory, for which cost is measured using a method other than the LIFO or retail method, to be subsequently measured at the lower of cost or net realizable value. The adoption of these provisions have been prospectively applied and did not have a material impact on the accompanying financial statements. Supplies and parts, solar panels and finished goods inventory is based on a physical count and stated at the lower of cost or net realizable value. Finished goods include costs for direct labor, materials and allocated production overhead. Battery inventory is based on physical count and stated at the lower of cost, using the moving average cost method, or net realizable value. DEPRECIATION AND AMORTIZATION Depreciation of property and equipment is provided on the straight-line method using the following estimated useful lives: 6

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Solar power systems – 25 years Machinery and equipment – 3-7 years Motor vehicles – 3-5 years Furniture and office equipment – 3 years Leasehold improvements are being amortized using the straight-line method over the lesser of the estimated length of the related lease or estimated useful life of the asset. Costs related to long-term capital asset projects are recorded as assets under construction. Once the underlying project is complete and the asset is placed in service, the costs will be depreciated. INVESTMENTS The company owns a 10% membership interest in Silicon Energy, LLC. During 2017, the company owned a 3.2205% interest in Mojo Networks, Inc. (formally known as AirTight Networks, Inc.). In 2018, the company sold its interest, resulting in a gain of $1,419,000. The company periodically evaluates their investments for potential impairment. An impairment loss would be recognized as the amount by which the cost of the investments exceeds the fair market value. INTANGIBLE ASSETS Amortization of intangible assets is provided on the straight-line method using the following expected benefit period: Non-compete agreement – 5 years GOODWILL The excess of the purchase price over the fair market value of intangible assets, tangible assets and assumed liabilities in a business combination is allocated to goodwill. Goodwill is analyzed upon the occurrence of events or circumstances indicating that an impairment may exist. Impairment losses, if any, are recorded in the consolidated statement of income as part of income from operations. The company has adopted the provisions of FASB ASC 350-20, Goodwill and Other. The provisions allow for the company to assess qualitative factors to determine whether it is more likely than not that evidence of goodwill impairment exists. The company has adopted the accounting alternative provisions of FASB ASC 350-20, Goodwill and Other, relating to the subsequent measurement of goodwill. Under the alternative provisions of ASC 350-20, goodwill is amortized on a straight-line basis over the shorter of the estimated useful life or ten years (Note 7). Goodwill is amortized on a straight-line basis over ten years. WARRANTIES The company records a liability for an estimate of costs that it expects to incur under its basic limited warranty when product revenue is recognized. Factors affecting the company's warranty liability include the number of units sold and historical and anticipated rates of claims and costs per claim. The company periodically assesses the adequacy of its warranty liability based on changes in these factors. 7

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements FOREIGN OPERATIONS The accounting records of Alpha Tech Energy Solutions India Pvt. Ltd. are maintained in the local currencies of the Republic of India (Rupee) and Singapore (Singapore dollar). The accounting records of Alpha Technologies Pty. Ltd. are maintained in the local currency of Australia (AUD). The accounting records of Alpha Innovations Pty. Ltd. are maintained in the local currency of the Federature Republic of Brazil (Real). The accounting records of Alpha Innovations Mexico are maintained in the local currency of Mexico (Peso). The financial position and operating results of these entities are consolidated using their respective local currency as the functional currency. Accounting standards require the financial statements of these foreign subsidiaries, be translated into U.S. dollars (reporting currency). The accompanying financial statements include amounts attributable to the foreign subsidiaries that have been translated into U.S. dollars using an average annual exchange rate for the statement of income, the exchange rate at September 30, 2018 for the balance sheet, and the historical exchange rate for equity transactions. The translation is included in accumulated other comprehensive income. Foreign operations related to foreign subsidiaries consist of net sales equivalent to approximately $7,223,000 and $8,495,000 and a net loss of approximately $3,393,000 and $986,000 for the 9 months ended September 30, 2018 and 2017, respectively. Assets located outside of the United States totaled approximately $10,373,000 at September 30, 2018. Foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls and restrictions on currency exchange. REVENUE RECOGNITION Revenue for the sale of finished goods, batteries and certain solar panels is recognized upon shipment of products to customers when all significant contractual obligations have been satisfied and collection is reasonably assured. Service and repair revenue is recorded as customers are invoiced for work performed. Revenue from software licensing agreements is recognized over the length of the contract, typically one to three years. Revenue from utility audits, carbon audits and other energy management services is recognized when earned which is when the company has persuasive evidence of an arrangement, services have been performed, the sales price has been fixed or determinable and collectability is reasonably assured. Revenues from fixed price contracts are recorded on the basis of management's estimates of the percentage- of-completion of individual contracts, commencing when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy. Management's estimates of the percentage-of- completion of individual contracts are based primarily upon the relationship of costs incurred to date compared with total estimated costs. Estimated total cost is a significant estimate which affects the recognition of contract profit or loss for each contract. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and revenues in the succeeding year. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change in the near term. Revisions in cost and profit estimates during the course of the work are reflected in the accounting period in which the facts which require the revisions become known. When it becomes apparent that a loss on a contract will be 8

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements incurred, the entire estimated loss is recorded. Work performed under fixed price contracts are generally less than one year in duration. Contract costs include all direct materials, subcontractor and labor costs, and those indirect costs related to contract performance, such as equipment rental, supplies, tools and repairs. Included in inventory are certain direct solar panel and product materials purchased but not yet installed and charged to the job. General and administrative costs are charged to expense as incurred. Unbilled receivables represent revenues earned in excess of amounts billed. Deferred revenue represents amounts invoiced or collected in excess of revenues recognized. SHIPPING AND HANDLING COSTS Revenues generated from shipping and handling costs charged to customers are included in sales and amounted to approximately $710,000 and $950,000 for the 9 months ended September 30, 2018 and 2017, respectively. Shipping and handling costs for outbound and inbound shipping charges are included in operating expenses and amounted to approximately $2,452,000 and $2,682,000 for the 9 months ended September 30, 2018 and 2017, respectively. TAXES COLLECTED FROM CUSTOMERS AND REMITTED TO GOVERNMENTAL AUTHORITIES The company accounts for the collection and remittance of all taxes on a net basis. As a result, these amounts are not reflected in the consolidated statement of income and comprehensive income. NEW ACCOUNTING PRONOUNCEMENTS In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. In general, this standard will require the company to recognize revenue when it transfers goods or services to customers in the amount of anticipated consideration in which the company is entitled. This standard also requires additional disclosure requirements that result in the company providing financial statement users comprehensive information regarding the nature, amount, timing and uncertainty of revenue and cash flow from the company's contracts with customers. This standard will be effective for the calendar year ended December 31, 2019 with retrospective application required. The company is still in the process of evaluating the impact of the standard on the financial statements but does not anticipate it to be material. In February 2016, the FASB issued ASU 2016-02, Leases. In general, this standard requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. This standard will be effective for the calendar year ended December 31, 2020 with retrospective application required. The company has not determined the impact of adopting this standard on the accompanying financial statements. RECLASSIFICATIONS Certain amounts reported in the prior year have been reclassified to conform to the current period’s presentation. 9

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 2 – RECEIVABLES Receivables are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to income and an increase in the valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a reduction of accounts receivable. Receivables at September 30, 2018 consists of the following: 2018 Receivables $ 66,579,196 Less allowance for doubtful accounts (966,515) Receivables, net $ 65,612,681 Amounts due from two customers comprise 57% of receivables at September 30, 2018. Note 3 – INVENTORY Inventory at September 30, 2018 consists of the following: 2018 Batteries $ 11,757,099 Supplies and parts 5,831,889 Finished goods 3,110,004 Solar panels 194,480 Less allowance for inventory obsolescence (1,056,000) Total $ 19,837,472 Note 4 – CONTRACTS IN PROGRESS Information with respect to contracts in progress at September 30, 2018 is as follows: 2018 Costs incurred on contracts in progress $ 38,569,527 Estimated gross profit 9,962,651 Earned revenue 48,532,178 Less billings to date (43,167,271) Unbilled receivables, net $ 5,364,907 Backlog on contracts in progress was $30,032,188 September 30, 2018. 10

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 5 – PROPERTY AND EQUIPMENT Property and equipment at September 30, 2018 consists of the following: 2018 Solar power systems $ 4,260,608 Machinery and equipment 5,012,535 Leasehold improvements 2,026,027 Assets under construction 16,236 Motor vehicles 552,674 Furniture and office equipment 675,149 Total property and equipment, at cost 12,543,229 Less accumulated depreciation and amortization (5,505,585) Net property and equipment $ 7,037,644 The accompanying consolidated financial statements include depreciation and amortization expense related to property and equipment of $744,950 and $611,490 for the 9 months ended September 30, 2018 and 2017, respectively. Note 6 – INTANGIBLE ASSETS Intangible assets at September 30, 2018 consist of the following: 2018 Non-compete agreement $ 201,514 Less accumulated amortization (72,709) Intangible assets, net $ 128,805 The company incurred amortization expense of $12,007 and $494 for the 9 months ended September 30, 2018 and 2017, respectively. Note 7 – GOODWILL Goodwill at September 30, 2018 consists of the following: 2018 Goodwill $ 16,139,567 Less accumulated amortization (9,017,925) Net goodwill $ 7,121,642 The company incurred amortization expense of $1,202,745 and $1,210,469 for the 9 months ended September 30, 2018 and 2017, respectively. 11

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 8 – ACCOUNTS PAYABLE & ACCRUED LIABILITIES Accounts payable and accrued liabilities at September 30, 2018 consists of the following: 2018 Accounts Payable - Trade $ 21,506,130 Accounts Payable - Related Party (See Note 16) 22,759,493 Accrued Expenses 19,806,317 Warranty 852,322 Other Payables 843,938 Total $ 65,768,200 Note 9 – LINE OF CREDIT The company maintains a $15,000,000 revolving line of credit agreement with Bank of America, N.A. which is based on eligible collateral. The interest rate was 3.67% at September 30, 2018 and varies at the LIBOR Daily Floating Rate plus 1.50%. The line of credit matures January 31, 2019 and is collateralized by substantially all company assets. The outstanding balance was $0 at September 30, 2018. The line of credit includes provisions for standby letters of credit. The maximum amount of all letters of credit, including any partial draws under the letters of credit, is limited to $3,000,000 and have terms not to exceed 365 days beyond the maturity of the line of credit. There were no letters of credit outstanding at September 30, 2018. The line of credit agreement contains covenants which require the company to maintain certain financial ratios. The company was in compliance with the financial covenants at September 30, 2018. Note 10 – WARRANTY PROVISION The company maintains a warranty provision on certain product sales for a maximum period of five years from completion of the work. The company recognizes warranty expense for claims incurred and estimated future claims. Approximate warranty costs at September 30, 2018 are as follows: 2018 Balance, beginning of year $ 881,053 Claims paid during period (44,729) Additional warranties issued 15,998 Balance, end of period $ 852,322 12

Alpha Technologies Services, Inc.

Notes to Unaudited Interim Financial Statements

Note 11 – LONG-TERM DEBT

Long-term debt at September 30, 2018 consists of the following:

		2018
Third Party:		
Note payable to Altair Advanced Industries, Inc., 6%, due in monthly installments of $201,351 including interest, matures March 2019 with option to extend for one additional year, unsecured	$	991,828
Related Parties:		
OutBack Power Technologies, Inc.		
Note payable to Alpha Technologies, Inc., 5%, interest payments due annually, principal and accrued interest due June 2019, unsecured, subordinated to Bank of America, N.A.		10,000,000
Coppervale Enterprises, Inc.		
Note payable to Alpha Technologies, Inc., 5%, interest payments due annually, principal and accrued interest due July 2019, unsecured, subordinated to Bank of America, N.A.		400,000
Alpha Tech Energy Solutions India Pvt. Ltd.		
Revolving note payable to Alpha Technologies, Inc., 5% interest payments due annually, principal and accrued interest due December 2021, unsecured		3,578,738
Alpha Innovations Pty. Ltd.		
Note payable to Alpha Technologies, Inc., 5%, interest payments due annually, principal and accrued interest due on maturity dates ranging from May 2018 to September 2021, unsecured		5,582,595
Alpha Innovations Mexico		
Revolving note payable to Alpha Technologies, Inc., 5% interest payments due annually, principal and accrued interest due November 2018, unsecured		49,323
Total Long Term Debt		20,602,484
Less current portion		(15,581,207)
Long-term portion	$	5,021,277

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Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 12 – REVENUE CONCENTRATION Two customers comprised approximately 65% and 61% of the company's revenues for the 9 months ended September 30, 2018 and 2017, respectively. Note 13 – SUPPLIER CONCENTRATION The company obtained approximately 13% of its inventory purchases from one supplier during each of the 9 month periods ended September 30, 2018 and 2017. Management believes other suppliers could provide similar products on comparable terms. A change in suppliers, however, could cause a delay in shipping and a possible loss of sales, which could affect operating results adversely. Note 14 – LEASE COMMITMENTS The company leases service depot facilities in Washington, Arizona, Florida, Georgia, New Jersey, and Texas and warehouse facilities in New Mexico, from various parties. The leases expire from October 2018 to March 2027. The leases currently call for combined monthly payments of approximately $104,500, with scheduled annual increases. The company is responsible for all expenses related to occupancy including taxes, insurance, utilities and maintenance. Under the terms of the lease for facilities in Arlington, Washington, the company received $300,000 in rent abatement from February 2013 through September 2014. The lease also calls for scheduled rent increases. Accounting principles generally accepted in the United States of America require lease payments to be recognized on a straight-line basis over the term of the lease. The difference between the actual lease payments and the amount that is required to be recognized as expense is recorded as deferred rent on the consolidated balance sheet. Alpha Tech Energy Solutions India Pvt. Ltd. leases office and warehouse facilities in Bangalore, India, under operating agreements expiring through April 2021. The leases currently call for combined monthly rental payments of approximately $7,500 with scheduled annual increases. The company is responsible for all expenses related to occupancy including taxes, insurance, utilities and maintenance. Alpha Innovations Mexico S. de R.L. de C.V. leases office space in Toluca, Mexico, expiring January 2020. The lease calls for monthly payments of approximately $1,300. The company is responsible for all expenses related to occupancy, including taxes, insurance, utilities and maintenance. Alpha Innovations Industria e Comercio de Produtos Electronicos LTDA. leases warehouse facilities in Minas Gerais, Brazil and office space in Sao Paulo, Brazil. The leases currently call for monthly rental payments of approximately $4,900. The company is responsible for all expenses related to occupancy including taxes, insurance, utilities and maintenance. The company leases vehicles under noncancellable operating leases with terms ranging from 24 months to 48 months. The leases currently call for combined monthly payments of approximately $20,800. The accompanying consolidated financial statements include total rent expense of approximately $1,249,000 and $1,123,000 relating to these leases for the 9 months ended September 30, 2018 and 2017, respectively. 14

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 15 – EMPLOYEE BENEFIT PLAN The company participates in a defined contribution profit-sharing plan, including 401(k) provisions, covering qualified employees which allows for contributions by the company and voluntary contributions by employees. The company matches 50% of employee contributions to the plan limited to a match of $5,000 per eligible employee. Employer contributions to the plan were approximately $236,000 and $203,000 for the 9 months ended September 30, 2018 and 2017, respectively. Note 16 – RELATED PARTY TRANSACTIONS The company maintains the following service agreements with Alpha Technologies, Inc. (ATI) and Comm/Net, Inc. (CNN) for general management support and product management support, respectively, to the company: a) Management Support Services Agreement between ATI and Alpha Technologies Services, Inc. effective as of July 1, 2000, and amended on January 8, 2016 with an effective date of January 1, 2016. b) Management Support Services between ATI and Outback Power Technologies, Inc. effective as of July 13, 2010, and amended January 14, 2014 with an effective date of January 1, 2014. c) Product Management Services Agreement between CNN and Alpha Technologies Services, Inc. effective as of January 1, 2002, and amended January 8, 2016 with an effective date of January 1, 2016. d) Management Support Services Agreement between ATI and Coppervale Enterprises, Inc. effective as of January 1, 2010. e) Management support services agreement between ATI and Alpha Innovations Mexico effective as of January 1, 2017. The agreements continue for successive yearly terms. Either party may terminate the agreements at any time upon 90 days written notice. Total management fees paid during the nine months in relation to the above agreements were $19,243,000 and $11,674,000 for the 9 months ended September 30, 2018 and 2017, respectively. At September 30, 2018, $156,779, is due from ATI and CNN and is included in accounts receivable. At September 30, 2018, $22,759,493, is due to ATI and CNN and is included in accounts payable. During the 9 months ended September 30, 2018 and 2017, the company recorded revenues of approximately $1,409,000 and $1,421,000, respectively, for services provided to Alphatec Ltd., the stockholder. At September 30, 2018, $326,886, is due from Alphatec Ltd., and is included in accounts receivable. These related party transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties. The balances outstanding are unsecured, non-interest bearing have no stated terms of repayment and have arisen as a result of services referred to above. 15

Alpha Technologies Services, Inc. Notes to Unaudited Interim Financial Statements Note 17 – OTHER INCOME Between 2009 and 2013, the company completed the installation of several company-owned solar panel systems. These solar panel systems are considered renewable energy systems. Under federal law, there are certain environmental credits associated with each kilowatt-hour (kWh) of electricity produced by the solar panel systems. Under the terms of the sale and installation agreements, the company has assigned title and ownership of any and all environmental credits associated with the solar panel systems to certain utility agencies in exchange for one time incentive payments. The incentive payments related to the assignment of these rights totaled $54,372 and $20,980 in the 9 months ended September 30, 2018 and 2017, respectively. Under terms of the sale agreements, the company must maintain and operate the solar panel systems for 20 years. If the systems are not appropriately maintained, the company could be charged penalties and damages by the utility agencies. Note 18 – EMPLOYEE AGREEMENTS The company maintains a Supplemental Executive Bonus Plan (the "plan") for key employees. Admittance into the plan is at management's discretion. Contributions to the plan are based on an annual bonus amount that varies by participant (as defined in the plan) and subject to continued employment by the key employee, vesting requirements and continuation of the plan at the discretion of the company. Contributions are paid out to participants following a five year vesting period and before the due date of the company's federal income tax return. At September 30, 2018 and 2017, the deferred compensation liability related to this agreement was $90,000 and $108,000, respectively. Note 19 – CONTINGENCIES The company may be involved in various legal matters and subject to certain contingencies in the normal course of business, some of which are covered by insurance. Management believes that the outcome of any matters will not have a material impact on the company's financial position. Note 20 – SUBSEQUENT EVENTS Effective October 29, 2018, the company entered into a definitive agreement to sell all issued and outstanding shares to EnerSys, a Delaware corporation. This acquisition was completed on December 7, 2018. Management has evaluated subsequent events through February 22, 2019, the date the financial statements were available to be issued. 16